EXHIBIT 99.1

LOCK-UP AGREEMENT

     THIS LOCK-UP AGREEMENT (this “Agreement”) dated as of June 27, 2005, is entered into among Foster Wheeler Ltd., a Bermuda company (“Company”) and the securityholders named on Schedule I hereto, as such Schedule I is amended from time to time (collectively, the “Securityholders”), with respect to the 9.00% Preferred Securities, Series I issued by FW Preferred Capital Trust I (Liquidation Amount of $25 per trust security) and guaranteed by the Company (the “Trust Securities”) owned by the Securityholders.

W I T N E S S E T H:

     WHEREAS, the Company intends to make an offer (the “Exchange Offer”) to the holders of the Trust Securities to exchange their Trust Securities for common shares of the Company, par value $0.01 (“Common Shares”);

     WHEREAS, as of the date hereof, each Securityholder beneficially owns and has the power to vote and dispose of the Trust Securities as identified on Schedule I hereto (such Trust Securities, together with any Trust Securities that any Securityholder may acquire after the date of this Agreement, the “Securities”);

     WHEREAS, the Company desires to enter into this Agreement in connection with its efforts to consummate the Exchange Offer, and in consideration of the value of Common Shares to be delivered to each Securityholder pursuant to the Exchange Offer, each Securityholder has agreed to enter into this Agreement; and

     NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Certain Covenants.

               1.1 Lock-Up. Subject to Section 1.2, each Securityholder hereby covenants and agrees that during the term of this Agreement, such Securityholder will not (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner, any of the Securities, or agree to do any of the foregoing, or (b) take any action which would have the effect of preventing or disabling such Securityholder from performing its obligations under this Agreement. Notwithstanding the foregoing, a Securityholder may transfer any or all of the Securities as follows: (i) in the case of a Securityholder that is an entity, to any subsidiary, partner, or member of such Securityholder, and (ii) in the case of an individual Securityholder, to such Securityholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust; provided, however, that in any such case, prior to and as a condition to the effectiveness of such transfer, each person or entity to which any of such Securities or any interest in any of such Securities is or may be transferred executes and delivers a letter to the Company in the form described in, and otherwise complies with, the provisions of subsection 6.4 of this Agreement.

               1.2 Tender of Securities. (a) Each Securityholder agrees to tender the Securities to the Company in the Exchange Offer as soon as practicable following the commencement of the Exchange Offer, and in any event not later than ten (10) business days following the commencement of the Exchange Offer, and so long as the Exchange Offer substantially conforms with the terms of the Exchange Offer Documents (as defined below and as they may be amended with the consent of the Securityholders as provided herein), such Securityholder shall not withdraw any Securities so tendered unless the Exchange Offer is terminated or has expired. Subject to the terms and conditions of the Exchange Offer, the Company hereby agrees to accept the Securities so tendered and to issue to the Securityholders 2.16 Common Shares for each Trust Security so tendered.

               (b) Each Securityholder further agrees that when it tenders its Securities pursuant to paragraph (a) of this Section 1.2, it will promptly deliver to the Company at the address set forth in Section 6.9 of this Agreement, copies of all tender documents (whether such tender is effected by execution of a Letter of Transmittal or via instructions to a broker-dealer) together with proof of delivery of such tender documents to the exchange agent, such that the Company may verify and track the tender of the Securities.

               1.3 Public Announcement. Each Securityholder shall consult with the Company before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement without the approval of the Company, except as may be required by law.

               1.4 Disclosure. Each Securityholder hereby authorizes the Company to publish and disclose in any announcement or disclosure required by the Securities and Exchange Commission (“the “SEC”) or the Nasdaq Stock Market (the “Nasdaq”) or any other national securities exchange and in the offer documents relating to the Exchange Offer (including all documents and schedules filed with the SEC in connection with either of the foregoing), its identity and ownership of the Securities and the nature of its commitments, arrangements and understandings under this Agreement; provided, however, that the Company shall (i) afford each Securityholder a reasonable opportunity to review such public disclosures of its identity and ownership and (ii) make any modifications or revisions thereto reasonably requested by such Securityholder. The Company hereby authorizes each Securityholder to make such disclosure or filings as may be required by the SEC or the Nasdaq or any other national securities exchange.

               1.5 Restriction on changes to terms of Exchange Offer. The conditions to the Exchange Offer shall be substantially as set forth on Exhibit A. The Company shall not waive any of the conditions or otherwise modify any material terms or conditions of the Exchange Offer without the prior written consent of each Securityholder; provided, however, that any Securityholder that reasonably withholds its consent shall be deemed to no longer be a party to this Agreement.

               1.6 Additional Agreements. If (i) the Company enters into a lock-up or similar agreement with another holder of Trust Securities with respect to or relating in any way to an exchange offer or similar transaction and (ii) such agreement contains any term, provision or condition that is either more favorable to such holder of Trust Securities or other party in interest or more restrictive or onerous to the Company than those contained (or not contained) in this Agreement, then the Securityholders shall have the benefit of such term, provision or condition as if it were fully set forth herein and as if the Securityholders were signatories to such other agreement for the purpose of making such term, provision or condition legally valid, binding and enforceable by and between the Securityholders and the Company.

     2. Representations and Warranties of Securityholders. Each Securityholder, severally and not jointly, hereby represents and warrants to the Company, as of the date hereof and as of the date the Company accepts tenders of Trust Securities pursuant to the Exchange Offer, that:

               2.1 Ownership. Such Securityholder has good and marketable title to, and is the sole legal and beneficial owner of the Securities, in each case free and clear of all liabilities, claims, liens, options, proxies, charges, participations and encumbrances of any kind or character whatsoever (collectively, “Liens”). At the time that the Company accepts tenders of Trust Securities pursuant to the Exchange Offer, such Securityholder shall have transferred and conveyed to the Company or its designee good and marketable title to the Securities, free and clear of all Liens created by or arising through such Securityholder.

               2.2 Authorization. Such Securityholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has sufficient voting power and sufficient power of disposition with respect to the Securities with no restrictions on its voting rights or rights of disposition pertaining thereto. Such Securityholder has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of such Securityholder, enforceable against such Securityholder in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

               2.3 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require such Securityholder to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, or (b) violate, or cause a breach of or default under, any material contract or agreement, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon such Securityholder, except for such violations, breaches or defaults which are not reasonably likely to have a material adverse effect on such Securityholder's ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Securities. Such Securityholder has not previously assigned or sold any of the Securities to any third party.

               2.4 Each Securityholder Has Adequate Information. Each Securityholder is a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Securities. Such Securityholder acknowledges that the Company has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and in the Exchange Offer Documents (as defined below).

               2.5 No Setoff. No Securityholder has any liability or obligation related to or in connection with the Securities other than the obligations to the Company as set forth in this Agreement.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Securityholder, as of the date hereof and as of the date that the Company accepts tenders of Trust Securities pursuant to the Exchange Offer, that:

               3.1 Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Exchange Offer and the transactions contemplated thereby have been duly authorized by the Company’s Board of Directors, the Company has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

               3.2 No Violation. Neither the execution and delivery of this Agreement by the Securityholders nor the consummation by the Securityholders of the transactions contemplated hereby will (i) violate any provision of the Company’s memorandum of association or bye-laws or other organizational documents or those of any of its material subsidiaries; or (ii) violate, or cause a breach of or default under, any material contract or agreement, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon the Company, except for such violations, breaches or defaults which are not reasonably likely to have a Material Adverse Effect. A “Material Adverse Effect” shall mean any change, event, occurrence, effect or state of facts that, individually, or aggregated with other such matters, is materially adverse to, or otherwise could reasonably be expected to materially adversely affect, the business, assets (including intangible assets), properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Agreement.

               3.3 Company SEC Documents. Since December 26, 2003, the Company and its subsidiaries, as applicable, have filed with the SEC any required Company SEC Documents. “Company SEC Documents” means all forms, reports, schedules, statements and other documents, as supplemented and amended since the time of filing through the date hereof, filed by each of the Company and its subsidiaries, as applicable, with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the Securities Act. The Company’s Exchange Offer documents to be filed with the SEC (as the same may be amended as provided herein, the “Exchange Offer Documents”), when filed (and on the dates of any amending or superseding filing) (a) taken as a whole will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) will comply in all material respects with the applicable requirements of the Exchange Act. The consolidated financial statements of Foster Wheeler Ltd. included in the Company SEC Documents and to be included or incorporated by reference into the Exchange Offer Documents at the time filed (and, in the case of registration statements, on the dates of effectiveness and the dates of mailing, respectively, and, in the case of any solicitation materials amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), and fairly present in all material respects (subject, in the case of unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Company and its subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

               3.4 No Material Adverse Effect. There has not occurred or become known to the Company any event, development or circumstance since December 31, 2004 that (i) has caused or could reasonably be expected to cause a Material Adverse Effect, or (ii) has or could reasonably be expected to have a material adverse effect on the Company’s ability to consummate the Exchange Offer that, in the case of clause (i) only, has not been disclosed in the Company SEC Documents, the Exchange Offer Documents or disclosed in writing to the Securityholders prior to the date hereof.

               3.5 No Governmental Filings, etc. Except as required by the Exchange Act and the rules and regulations promulgated by the SEC thereunder, the execution, delivery and performance by the Company of this Agreement, the Exchange Offer and the transactions contemplated thereby do not and shall not require any registration or filing with, the consent or approval of, notice to, or any other action with respect to, any Federal, state or other governmental authority or regulatory body.

               3.6 Issuance under Section 3(a)(9). The issuance of the Common Shares in the Exchange Offer will be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof. No commissions or other remuneration has been or will be paid directly or indirectly for soliciting the exchange pursuant to the Exchange Offer.

               3.7 Issuance of Common Shares. Upon issuance pursuant to the Exchange Offer, the Common Shares issued to the Securityholders shall be duly authorized, validly issued, fully paid and nonassessable shares of capital stock of the Company.

     4. Survival of Representations and Warranties. The respective representations and warranties of each Securityholder and the Company contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto, and each representation and warranty contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

     5. Specific Performance. Each Securityholder acknowledges that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of such Securityholder which are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available to the Company upon the breach by any Securityholder of such covenants and agreements, the Company shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

6.	Miscellaneous.

               6.1 Term. This Agreement shall terminate upon the earliest of(i) the consummation or earlier termination by the Company of the Exchange Offer, (ii) the date that is five business days after the date hereof, if the Company has not launched the Exchange Offer by such date, (iii) the date that is 90 calendar days after the date hereof, if the Exchange Offer has not been consummated by such date, (iv) the filing of any voluntary or involuntary bankruptcy or other insolvency case or proceeding involving the Company or any of its subsidiaries or (v) the commencement of a proceeding by any court or regulatory authority having jurisdiction over the Company seeking to enjoin, restrict, modify or prohibit the Exchange Offer (the “Termination Date”). At the Termination Date, this Agreement shall thereupon become void and be of no further force and effect, provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Termination Date.

               6.2 Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with this Agreement. Each of the parties hereto warrants and covenants to the others that it will bear all claims for brokerage fees attributable to action taken by it.

               6.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

               6.4 Additional Parties. Any person may become a party to this Agreement, including a person or entity required to become a party hereto by reason of a transfer of Securities as described in and permitted by subsection 1.1 of this Agreement, (any such person, an “Additional Party”) by executing and delivering to the Company a letter in the form attached as Exhibit B hereto, pursuant to which such person or entity (a) shall be bound by all of the terms and provisions of this Agreement as though an original party hereto, and (b) shall have agreed in writing with the Company to hold such Securities or interest in such Securities subject to all of the terms and provisions of this Agreement. This Agreement shall be the legal, valid and binding agreement of such Additional Party, enforceable against such Additional Party in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created by this Agreement is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

               6.5 Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter, other than prior agreements and understandings set forth in any confidentiality agreements entered into between the Company and any Securityholder. This Agreement may be amended only by a written instrument duly executed by the parties hereto.

               6.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Time is of the essence with respect to all provisions of this Agreement.

               6.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Except as provided in Section 1.1, no party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that the Company may freely assign its rights to a direct or indirect wholly owned subsidiary of the Company without such prior written approval but no such assignment shall relieve the Company of any of its obligations hereunder. Any purported assignment without such consent shall be void.

               6.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart.

               6.9 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by delivery, telegram or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any national courier service, provided that any notice delivered as herein provided shall also be delivered by telecopy at the time of such delivery. All communications hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

(a)	If to the Company:

Foster Wheeler Ltd. c/o Foster Wheeler Inc. Perryville Corporate Park Clinton, New Jersey 08809-4000 Attn: John Doyle Telecopy: (908) 730-5315
with a copy to:

King & Spalding LLP 1185 Avenue of the Americas New York, NY 10036 Attention: Larry Larose Telecopy: (212) 556-2222

(b)	If to a Securityholder, to such Securityholder’s address set forth on Schedule I

               6.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

               6.11 Enforceability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

               6.12 Further Assurances. From time to time at or after the date accepted tendered Securities pursuant to the Exchange Offer, at the Company’s request and without further consideration, each Securityholder shall execute and deliver to the Company such documents and take such action as the Company may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in the Company good, valid and marketable title to the Securities, including, but not limited to, using its best efforts to cause the appropriate transfer agent or registrar to transfer of record the Securities.

               6.13 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

               6.14 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the Company and each Securityholder have caused this Agreement to be duly executed as of the day and year first above written.

FOSTER WHEELER LTD.

By:

Name:

Title:

SECURITYHOLDER:

By:

Name:

Title:

SECURITYHOLDER:

By:

Name:

Title:

SECURITYHOLDER:

By:

Name:

Title:

EXHIBIT A

Conditions of the Exchange Offer

The Exchange Offer is conditioned upon the following:

no action or event shall have occurred, no action shall have been taken, and no statute, rule, regulation, judgment, order, stay, decree or injunction shall have been promulgated, enacted, entered or enforced applicable to the Exchange Offer or the exchange of Trust Securities for Common Shares under the Exchange Offer by or before any court or governmental regulatory or administrative agency, authority or tribunal of competent jurisdiction, including, without limitation, taxing authorities, that challenges the making of the Exchange Offer or the exchange of Trust Securities for Common Shares under the Exchange Offer or would reasonably be expected to, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or would reasonably be expected to otherwise adversely affect in any material manner, the Exchange Offer or the exchange of Trust Securities for Common Shares under the Exchange Offer;

there shall not have occurred:

any general suspension of or limitation on trading in securities on the Nasdaq Stock Market or in the over-the-counter market, whether or not mandatory,

a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States, whether or not mandatory,

a commencement of a war, armed hostilities, a terrorist act or other national or international calamity directly or indirectly relating to the United States,

any limitation, whether or not mandatory, by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States, or in the case of any of the foregoing existing at the time of the commencement of the Exchange Offer, a material acceleration or worsening thereof; and

the trustee with respect to the indenture for the Trust Securities shall not have objected in any respect to, or taken any action that could, in the Company’s reasonable judgment, adversely affect the completion of an exchange offer or the exchange of Trust Securities for Common Shares under the Exchange Offer, nor shall the trustee have taken any action that challenges the validity or effectiveness of the procedures used by the Company in making an exchange offer, the

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          exchange of Trust Securities for Common Shares under the Exchange Offer.

     Subject to the terms of the Lock-up Agreement, the Company may, in its sole and reasonable discretion, waive any of the conditions to the Exchange Offer prior to expiration of the Exchange Offer. The conditions to the Exchange Offer are for the sole benefit of the Company, and may be waived at any time prior to expiration of the exchange offer for any reason. Failure by the Company to exercise any of its rights will not be a waiver of those rights. If the Company waives a material condition to the Exchange Offer, it will notify holders of securities of such waiver and hold the offer open for acceptances and withdrawals for at least five business days after the notification of the waiver of such condition.

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EXHIBIT B

Foster Wheeler Ltd.
c/o Foster Wheeler Inc.
Perryville Corporate Park
Clinton, New Jersey 08809-4000
Attn: Raymond J. Milchovich

Ladies and Gentlemen:

     Reference is made to that certain Lock-up Agreement, dated as of June 27, 2005 (the “Lock-up Agreement”), by and among Foster Wheeler Ltd, a Bermuda company, and the Securityholders party thereto. Terms defined in the Lock-up Agreement are used herein as defined therein.

     [_____________] (the “Additional Party”) wishes, as of the date hereof, to become a party to the Lock-up Agreement as provided in subsection 6.4 thereto, with respect to the [____] Trust Securities held by such Additional Party [identify Securities] (the “Additional Securities”).

     The Additional Party acknowledges and confirms that by signing this letter, (a) it shall be bound by all of the terms and provisions of Lock-up Agreement as though an original party hereto, with respect to the Additional Securities, and its name, address and the Additional Securities shall be added to Schedule I to the Lock-up Agreement, (b) agrees with the Company that it will hold the Additional Securities or interest in such Additional Securities subject to all of the terms and provisions of this Agreement and that such Additional Securities shall be deemed to be “Securities” of the Additional Party as defined in the Lock-up Agreement, and (c) the Lock-up Agreement shall be the legal, valid and binding agreement of the Additional Party, enforceable against the Additional Party in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created by the Lock-up Agreement is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

Very truly yours,

[Additional Party]

By: ___________________________

Name: _________________________

Title: __________________________

Address:________________________

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